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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Paradyne Networks, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                        75-2658219
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                           Identification no.)

  8545 - 126th Ave. North, Largo, Florida                        33773
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 (Address of principal executive offices)                      (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form
relates:   333-76385
         -------------                                        (if applicable)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 73 of the Prospectus included in the Registrant's Form S-1 Registration Statement, as amended (No 333-76385), initially filed with the Securities and Exchange Commission (the "Commission") on April 15, 1999 (the "Registration Statement") and is incorporated herein by reference.

ITEM 2.  EXHIBITS.



         EXHIBIT
         NUMBER            DESCRIPTION

         3.1               Amended and Restated Certificate of Incorporation of
                           Registrant (1)

         3.2               Amended and Restated Bylaws of Registrant (1)

         4.2               Specimen Stock Certificate (1)


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(1)      Filed as an exhibit to the Registration Statement and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Paradyne Networks, Inc.
                                             ----------------------------------
                                             (Registrant)



Date:  June 24, 1999                         By:  /s/ James L. Slattery
                                                -------------------------------


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